RECONSTITUTION AGREEMENT

This Reconstitution Agreement (this “Agreement”) dated as of February 1, 2007, is among Greenwich Capital Financial Products, Inc. (“GCFP”), Financial Asset Securities Corp. (“FASCO” or the “Depositor”) and Central Mortgage Company, as servicer (the “Servicer” or “CMC”) and acknowledged by Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and Deutsche Bank National Trust Company, as trustee (the “Trustee”).

RECITALS

WHEREAS, GCFP has conveyed certain mortgage loans listed on Exhibit Two hereto (the “Mortgage Loans”) to the Depositor pursuant to an assignment agreement, dated as of February 1, 2007, among GCFP, the Depositor and Ameriquest Mortgage Company and a mortgage loan purchase agreement dated as of February 1, 2007 and a mortgage loan purchase agreement, dated as of February 1, 2007, among GCFP, the Depositor and Mortgage Network, Inc., and the Depositor in turn has conveyed the Mortgage Loans to the Trustee pursuant to a pooling and servicing agreement dated as of February 1, 2007 (the “Pooling and Servicing Agreement”), among FASCO, Ocwen, as Servicer, Clayton Fixed Income Services Inc. (formerly known as The Murrayhill Company), as credit risk manager, the Master Servicer, in its capacity as such and as Trust Administrator, and the Trustee, in its capacity as such;

WHEREAS, the Mortgage Loans are currently being serviced by CMC for GCFP pursuant to a Servicing Agreement, dated as of January 1, 2006 (the “Servicing Agreement”), between GCFP and CMC, a copy of which is annexed hereto as Exhibit Three;

WHEREAS, GCFP desires that CMC continue to service the Mortgage Loans and CMC has agreed to do so, subject to the rights of GCFP and the Trustee to terminate the rights and obligations of CMC hereunder as set forth herein and to the other conditions set forth herein;

WHEREAS, Section 12.10 of the Servicing Agreement provides that, subject to certain conditions set forth therein, GCFP may assign the Servicing Agreement to any person to whom any “Mortgage Loan” (as such term is defined in the Servicing Agreement) is transferred pursuant to a sale or financing. Without limiting the foregoing, CMC has agreed, in Section 10.02 of the Servicing Agreement, to enter into additional documents, instruments or agreements as may be reasonably necessary in connection with any “Securitization Transaction” (as such term is defined in the Servicing Agreement) contemplated by GCFP pursuant to the Servicing Agreement;

WHEREAS, CMC and GCFP agree that this Agreement shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Pooling and Servicing Agreement;

WHEREAS, pursuant to this Agreement, the Master Servicer, and any successor master servicer, shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee and the Trust Fund, and shall have the right to terminate the rights and obligations of CMC under this Agreement upon the occurrence of an Event of Default (as defined by this Agreement);

NOW, THEREFORE, in consideration of the mutual promises contained herein the parties hereto agree as follows:

Definitions

Capitalized terms used herein and not defined in this Agreement (including Exhibit One hereto) or in the Servicing Agreement shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Trust Cut-off Date

The parties hereto acknowledge that by operation of Section 5.01 of the Servicing Agreement (as modified by this Agreement), the remittance on March 18, 2007, to be made to the Trust Fund is to include all principal collections due after February 1, 2007 (the “Trust Cut-off Date”), plus interest thereon at the weighted average Mortgage Interest Rate collected during the immediately preceding Due Period, but exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, and taking into account the adjustments specified in the first paragraph of Section 5.01 of the Servicing Agreement.

Servicing

CMC agrees, with respect to the servicing of the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed by the Servicer under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit One hereto, as of the Trust Cut-off Date and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

Servicing Fee

The Servicing Fee for the Mortgage Loans shall be equal to 0.375% per annum (the “Servicing Fee Rate”). Such fee shall be payable monthly from the interest portion (as adjusted in accordance with Section 5.01 of the Servicing Agreement) of the related Monthly Payment collected by the Servicer, or as otherwise provided in Section 4.05 of the Servicing Agreement.

Master Servicing; Termination of Servicer

CMC, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to enforce CMC’s obligation to service the Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the Trust Fund, shall have the same rights (but not the obligations) as the Owner to enforce the obligations of CMC under the Servicing Agreement and unless otherwise specified in Exhibit A to this Agreement, references to the “initial Owner” or the “Owner” in the Servicing Agreement shall be deemed to refer to the Trust Fund on whose behalf the Master Servicer is acting; provided, however, that any obligation of the Owner to pay or reimburse CMC shall be satisfied from funds available in the Custodial Account or the Trust Fund. The Master Servicer shall be entitled to terminate the rights and obligations of CMC under this Agreement upon the occurrence of an Event of Default under Section 9.01 of the Servicing Agreement (as modified by this Agreement). Notwithstanding anything herein to the contrary, in no event shall the Master Servicer or the Trustee be required to assume any of the obligations of the Owner under the Servicing Agreement and, in connection with the performance of the Master Servicer’s duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all the rights, protections and limitations of liability afforded to the Master Servicer under the Pooling and Servicing Agreement.

Warranties

GCFP and CMC mutually warrant and represent that, with respect to the Mortgage Loans, the Servicing Agreement is in full force and effect as of the Trust Cut-off Date and has not been amended or modified in any way with respect to the Mortgage Loans and no notice of termination has been given thereunder.

Representations

Pursuant to Section 10.02 of the Servicing Agreement, CMC hereby represents and warrants, for the benefit of GCFP, FASCO, the Trustee and the Trust Fund (including the Trustee and the Master Servicer acting on the Trust Fund’s behalf), that the representations and warranties set forth in Article III of the Servicing Agreement are true and correct as of the date hereof as if such representations and warranties were made on such date.

CMC hereby acknowledges and agrees that the remedies available to GCFP, FASCO and the Trust Fund (including the Trustee and the Master Servicer acting on the Trust Fund’s behalf) in connection with any breach of the representations and warranties made by CMC set forth above that materially and adversely affects the value of that Mortgage Loan and the interests of the Certificateholders in such Mortgage Loan shall be as set forth in Sections 8.01 and 9.01 of the Servicing Agreement as if they were set forth herein (including without limitation the indemnity obligations set forth in Section 8.01). Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by GCFP directly.

Assignment

CMC hereby acknowledges that the rights of GCFP under the Servicing Agreement as amended by this Agreement will be assigned to FASCO under a mortgage loan purchase agreement dated as of February 23, 2007 (the “Mortgage Loan Purchase Agreement”), between FASCO and GCFP, and by FASCO to the Trust Fund under the Pooling and Servicing Agreement and agrees that the Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement will each be a valid assignment and assumption agreement or other assignment document and will constitute a valid assignment and assumption of the rights of GCFP under the Servicing Agreement to and by FASCO and to the Trustee, on behalf of the Trust Fund, as applicable. In addition, the Trust Fund will make a REMIC election. CMC hereby consents to such assignment and assumption and acknowledges the Trust Fund’s REMIC election.

Notices and Remittances

1. All written information required to be delivered to the Master Servicer hereunder shall be delivered to the Master Servicer at the following address:

Wells Fargo Bank, N.A.
P.O. Box 98
Columbia, Maryland 21046
Attention: Corporate Trust Group, Soundview 2007-1
(or in the case of overnight deliveries,
9062 Old Annapolis Road
Columbia, Maryland 21045)
Telephone: (410) 884-2000
Facsimile: (410) 715-2380

2. All remittances required to be made to the Master Servicer under this Agreement shall be on a scheduled/scheduled basis and made to the following wire account:

Wells Fargo Bank, N.A.
ABA#: 121 000 248
Account Name: SAS CLEARING
Account Number: 3970771416
For further credit to: Soundview 2007-1, Account #50992400

3. All written information required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, California 92705-4934
Attention: Trustee Soundview Home Loan Trust 2007-1
Telephone: (714) 247-6000
Facsimile: (714) 247-6478

4. All written information required to be delivered to GCFP under the Purchase Agreement and under this Agreement shall be delivered to GCFP at the following address:

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830
Attention: Legal Department (Soundview 2007-1)
Telephone: (203) 625-6072
Facsimile: (203) 618-2163

Governing Law

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Counterparts

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

Reconstitution

CMC and GCFP agree that this Agreement is executed in connection with a Securitization Transaction and that February 28, 2007 is the Reconstitution Date.

Intended Third Party Beneficiaries

Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee and the Master Servicer receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. CMC shall have the same obligations to the Trustee and the Master Servicer as if the Trustee and the Master Servicer were each a party to this Agreement, and the Trustee and the Master Servicer shall have the same rights and remedies to enforce the provisions of this Agreement as if each were a party to this Agreement. Notwithstanding the foregoing, all rights and obligations of the Trustee and the Master Servicer hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Fund pursuant to the Pooling and Servicing Agreement.

Executed as of the day and year first above written.

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,

By:	/s/ Ara Balabanian
Name:	Ara Balabanian
Title:	Vice President

FINANCIAL ASSET SECURITIES CORP.,
as Depositor

By:	/s/ Ara Balabanian
Name:	Ara Balabanian
Title:	Vice President

CENTRAL MORTGAGE COMPANY,
as Servicer

By:	/s/ William Roehrenbeck
Name:	William Roehrenbeck
Title:	President and CEO

Acknowledged By:

WELLS FARGO BANK, N.A.,
as Master Servicer

By:	/s/ Graham M. Oglesby
Name:	Graham M. Oglesby
Title:	Assistant Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY,
not in its individual capacity, but solely as Trustee under the Pooling and Servicing Agreement

By:	/s/ Melissa Wilman
Name:	Melissa Wilman
Title:	Vice President

EXHIBIT ONE

Modifications to the Servicing Agreement with respect to the Mortgage Loans only:

1.	The definition of “Business Day” in Section 1.01 is hereby amended in its entirety to read as follows:

Business Day: Any day other than a Saturday or Sunday, or a day on which banks and savings and loan institutions in the State of Maryland, the State of Illinois, the State of Colorado, the State of Minnesota, the State of Iowa, the State of California or the State of New York are authorized or obligated by law or executive order to be closed.

2.	The definition of “Custodial Agreement” in Section 1.01 is hereby amended in its entirety to read as follows:

Custodial Agreement: Any agreement between a Custodian and the Owner providing for the custody of Mortgage Loan Documents.

3.	A new definition of "Eligible Account" in Section 1.01 is hereby included in its entirety to read as follows:

Eligible Account: Any of

(i)
an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated in the highest short term rating category of the Rating Agency at the time any amounts are held on deposit therein;

(ii)
an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by it), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to the Rating Agency, the Certificateholders will have a claim with respect to the funds in the account or a perfected first priority security interest against the collateral (which shall be limited to Permitted Investments) securing those funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained;

(iii)	a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity,

(iv)
an account otherwise acceptable to the Rating Agency without reduction or withdrawal of its then current ratings of the Certificates (without regard to the Certificate Insurance Policy) as evidenced by a letter from each Rating Agency to the Trustee and the Trust Administrator.

Eligible Accounts may bear interest, and any account with the depository institution acting as Trustee hereunder may be an Eligible Account so long as it otherwise satisfies the requirements of this definition.

4.	The definition of “Mortgage Interest Rate” in Section 1.01 is hereby amended by adding the phrase “net of any Relief Act Reduction” to the end of such definition.

5.	The definition of “Opinion of Counsel” in Section 1.01 is hereby amended in its entirety to read as follows:

Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer, that is reasonably acceptable to the Master Servicer provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Master Servicer and GCFP, who (i) is in fact independent of the Servicer, (ii) does not have any material direct or indirect financial interest in the Servicer or in any affiliate of the Servicer and (iii) is not connected with the Servicer as an officer, employee, director or person performing similar functions.

6.	The definition of “Permitted Investments” in Section 1.01 is hereby amended in its entirety to read as follows:

Permitted Investments: Any one or more of the following obligations or securities acquired at a purchase price of not greater than par:

(i)
direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

(ii)
(A) demand and time deposits in, certificates of deposit of, bankers’ acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee, the Master Servicer or their agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of S&P and the highest available rating category of Moody’s and (B) any other demand or time deposit or deposit which is fully insured by the FDIC and are rated Prime-1 by Moody’s;

(iii)
repurchase obligations with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) in the highest applicable rating category by S&P and Moody’s;

(iv)
securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America, the District of Columbia or any State thereof and that are rated by the Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

(v)
commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations) that is rated by the Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

(vi)
units of money market funds (which may be 12b-1 funds, as contemplated by the Commission under the Investment Company Act of 1940) registered under the Investment Company Act of 1940 including funds managed or advised by the Trustee, the Master Servicer or an Affiliate thereof having the highest applicable rating from the Rating Agency; and

(vii)
if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agency in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial ratings of the Senior Certificates;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

7.	The definition of “Rating Agency” in Section 1.01 is hereby amended in its entirety to read as follows:

Rating Agency: Any nationally recognized statistical rating agency rating the securities issued in a mortgage securitization as a result of a Pass-Through Transfer.

8.	A new definition of “Relief Act Reduction” is hereby added to Section 1.01 immediately following the definition of “Reconstitution Date” to read as follows:

Relief Act Reduction: With respect to any Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Servicemembers Civil Relief Act, as amended, or any similar state law, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

9.	The definition of “Remittance Date” in Section 1.01 is hereby amended in its entirety to read as follows:

Remittance Date: The 18th calendar day of any month or, if such 18th day is not a Business Day, the Business Day immediately preceding such 18th day.

10.	A new definition of “Sarbanes Certifying Parties” is added to Section 1 immediately before the definition of “Servicing Addendum” to read as follows:

Sarbanes Certifying Parties: The Depositor and the Master Servicer.

11.	Section 4.01 (Servicer to Act as Servicer) is hereby amended as follows:

(i)	by inserting a new third paragraph in its entirety to read as follows:

The Servicer shall not knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless the Servicer has received an Opinion of Counsel (but not at the expense of the Servicer) to the effect that the contemplated action will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon any such REMIC created thereunder.

(ii)	by adding the following additional proviso at the end of the first sentence of the current third paragraph to read as follows:

; provided, further, no such modification shall be permitted unless the Servicer shall have provided to the Master Servicer an Opinion of Counsel in writing to the effect that such modification, waiver or amendment would not cause an Adverse REMIC Event (as defined in the Pooling and Servicing Agreement). The costs of obtaining such Opinion of Counsel shall be a reimbursable expense to the Servicer to be withdrawn from the Custodial Account pursuant to Section 4.05. Promptly after the execution of any modification of any Mortgage Loan, the Servicer shall deliver to the Master Servicer the originals of any documents evidencing such modification.

12.	Section 4.04 (Establishment of Custodial Accounts; Deposits in Custodial Accounts) is hereby amended as follows:

(i)	by adding the words “in trust for the Trustee of Soundview Home Loan Trust 2007-1” at the end of the first sentence of the first paragraph.

(ii)	by adding the words “and must be an Eligible Account” at the end of the second sentence of the first paragraph.

(iii)	by deleting the third sentence in its entirety.

(iii)	by adding a new paragraph at the end of the section to read as follows:

Funds in the Custodial Account shall, if invested, be invested in Permitted Investments; provided, however, that the Servicer shall be under no obligation or duty to invest (or otherwise pay interest on) amount held in the Custodial Account. All Permitted Investments shall mature or be subject to redemption or withdrawal no later than one (1) Business Day prior to the next succeeding Remittance (except that if such Permitted Investment is an obligation of the Servicer, then such Permitted Investment shall mature not later than such applicable Remittance Date). Any and all investment earnings from an such Permitted Investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time, and shall not be part of the Trust Fund. The risk of loss of moneys required to be remitted to the Master Servicer resulting from such investments shall be borne by and be the risk of the Servicer. The Servicer shall deposit the amount of any such loss in the Custodial Account immediately as realized, but in no event later than the related Remittance Date.

13.	Section 4.06 (Establishment of Escrow Accounts; Deposits in Escrow Accounts) is hereby amended as follows:

(i)	by adding the words “in trust for the Trustee of Soundview Home Loan Trust 2007-1” at the end of the first sentence of the first paragraph.

(ii)	by adding the words “and must be an Eligible Account” at the end of the second sentence of the first paragraph.

14.	Section 4.13 (Title, Management and Disposition of REO Property) is hereby amended by deleting the sixth paragraph in its entirety.

15.	A new Section 4.15 (Credit Reporting) is hereby added in its entirety to read as follows:

For each Mortgage Loan, the Servicer has and shall continue to accurately and fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to each of the following credit repositories: Equifax Credit Information Services, Inc., Trans Union, LLC and Experian Information Solution, Inc., or any respective successors, on a monthly basis.

16.	Section 5.01 (Remittances) is hereby amended by adding in the word “calendar” in front of the word “month” in subclause (c) of the first paragraph.

17.	Section 5.02 (Statements to the Owner) is hereby amended in its entirety to read as follows:

Not later than the fifth Business Day of each month, the Servicer shall furnish to the Master Servicer, including but not limited to (i) a monthly remittance advice in written or electronic format (or in such other format mutually agreed to between the Servicer and the Master Servicer) relating to the period ending on the last day of the preceding calendar month in the form of Exhibit Four attached hereto, or in such other form mutually agreed to in writing between the Seller and the Master Servicer and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.

18.	Section 6.04 (Annual Statement as to Compliance: Financial Statements) is hereby deleted in its entirety and replaced with “[Reserved].”

19.	Section 6.05 (Annual Independent Certified Public Accountants’ Servicing Report) is hereby deleted in its entirety and replaced with “[Reserved].”

20.	Section 6.09 (Annual Certification and Indemnification) is hereby amended as follows:

(i)	by removing from paragraph (i) the reference to “March 15th” and replacing it with “March 1st”.

(ii)	by removing from paragraph (i) the words from “to the entity filing the Sarbanes-Oxley Certification” through the end of the paragraph and replacing them with “the Sarbanes Certifying Parties”.

(ii)	by replacing the words “Sarbanes Certifying Party” in paragraph (ii) and replacing them with “Sarbanes Certifying Parties”.

21.
Section 8.01 (Indemnification; Third Party Claims) is hereby amended by replacing the words “the Owner, its successors and assigns, and any agent of the Owner” in the first line with “the Trust Fund, the Trustee, the Master Servicer, the Depositor and each successor in interest, and each of their respective agents”.

22.	Section 8.04 (Servicer Not to Resign) is hereby amended as follows:

(i)	by replacing the reference to “the Owner” in the first sentence with “the Depositor, the Trustee, the Master Servicer and each Rating Agency;”

(ii)	by replacing the first reference to “the Owner” in the second sentence with “the Depositor, the Trustee, the Master Servicer and each Rating Agency;” and

(iii)	by replacing the second reference to “the Owner” in the second sentence with “the Depositor, the Trustee, the Master Servicer and each Rating Agency.”

23.
Section 8.05 (No Transfer of Servicing) is hereby amended by replacing the words “prior written approval of the Owner” with “the prior written consent of the Master Servicer and the Depositor, and only to an Acceptable Successor Servicer” in the second sentence of the paragraph.

24.	Section 9.01 (Events of Default) is hereby amended as follows:

(i)	by replacing the reference to “the Owner” in the first sentence with “the Depositor, the Trustee, the Master Servicer and each Rating Agency;”

(ii)	by adding the words “subject to clause (ix) of this Subsection 9.01,” at the beginning of clause (ii);

(iii)
by replacing in clause (ix) the words “its obligations under Section 6.04, Section 6.05, Section 6.09 or Article XI of this Agreement, which failure continues unremedied for a period of fifteen (15) days” with the words “its obligations under Section 6.09 or Article XI of this Agreement, which failure continues unremedied for a period of ten (10) calendar days.”

(iv)	by replacing the reference to “the Owner” in the second sentence of the last paragraph with “Master Servicer”; and

(v)	By replacing the reference to “the Owner” in the last sentence of the last paragraph with “Depositor, the Trustee and the Master Servicer”.

25.	Section 9.02 (Waiver of Defaults) is hereby amended by replacing the reference to “Owner” with “Master Servicer.”

26.	Section 10.01 (Termination) is hereby amended as follows:

(i)	by removing from the fourth line of the first paragraph the word “and” immediately before “(ii)”.

(ii)
by adding the following clause (iii) to the fifth line of the first paragraph immediately after “9.01” as follows: “and (iii) with the prior written consent of the Master Servicer, with respect to any of the Subserviced Mortgage Loans, termination without cause by GCFP, provided that GCFP gives the Servicer 30 days’ notice prior to any such termination and that any such notice of termination shall be in writing and delivered to the Servicer, the Master Servicer and the Trustee by registered mail and the successor is an Acceptable Successor Servicer.”

27.	Subsection 11.03(g) is hereby amended in its entirety to read as follows:

(g) The Servicer shall provide to the Owner, any Master Servicer and any Depositor, such additional information as such party may reasonably request, including evidence of the authorization of the person signing any certification or statements, copies or other evidence of any fidelity bond insurance and errors and omissions insurance, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer’s performance hereunder.

28.	Subsection 11.05(a) is hereby amended as follows:

(i)	by adding the words “and shall be delivered to the Owner at the time of any Securitization Transaction” at the end of clause (i).

(ii)	by adding the words “, and cause each Subservicer and Subcontractor described in clause (iii) to provide” after the word “deliver” in clause (iv).

29.	The second paragraph of subsection (b) of Section 11.05 (Report on Assessment of Compliance and Attestation) is hereby amended by replacing the reference to “Exhibit E” with “Exhibit I.”

30.	The second paragraph of subsection (b) of Section 11.06 (Use of Subservicers and Subcontractors) is hereby amended by deleting the last sentence of such paragraph and replacing it with the following:

The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Owner and any Depositor any assessment of compliance and attestation and other certifications required to be delivered by such Subcontractor under Section 11.05, in each case as and when required to be delivered.”

31.
Subsection 11.07(b) is hereby amended by adding the following parenthetical “(and if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction” before the words “; provided” at the end of clause (i).

32.	Section 12.01 is hereby amended by replacing references to “the Owner” with “the Master Servicer”.

33.	Section 12.02 (Amendment) is hereby amended in its entirety to read as follows:

This Agreement may be amended only by written agreement signed by the Servicer, GCFP, the Depositor, the Trustee and the Master Servicer. The party requesting such amendment shall, at its own expense, provide the Master Servicer (with a copy to the non-requesting parties) with an Opinion of Counsel that (i) such amendment is permitted under the terms of this Agreement, (ii) the Servicer has complied with all applicable requirements of this Agreement, and (iii) such Amendment will not materially adversely affect the interest of the Certificateholders in the Mortgage Loans.

34.	Exhibit E (Form of Sarbanes-Oxley Certification) shall be deleted in its entirety and replaced with the following new Exhibit E:

EXHIBIT E

FORM OF ANNUAL CERTIFICATION

Re:
The Servicing Agreement dated as of February 1, 2007 (the “Agreement”), by and among Greenwich Capital Financial Products, Inc., Financial Asset Securities Corp. and Central Mortgage Company, as servicer (the “Servicer”) and acknowledged by Wells Fargo Bank, N.A. (the “Master Servicer”) and by Deutsche Bank National Trust Company, as Trustee (the “Trustee”).

I, [identify the certifying individual], the [title] of the Servicer, certify to the Master Servicer and Financial Asset Securities Corp. (the “Depositor”), and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1) I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Servicer’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[ ] that were delivered by the Servicer to any of the Depositor and the Master Servicer pursuant to the Agreement (collectively, the “Servicer Servicing Information”);

(2) Based on my knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicer Servicing Information;

(3) Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the Depositor and the Master Servicer;

(4) I am responsible for reviewing the activities performed by the Servicer as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

(5) The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Depositor and the Master Servicer. Any material instances of noncompliance described in such reports have been disclosed to the Depositor and the Master Servicer. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:

By:
Name:
Title:

35.	Exhibit I (Servicing Criteria to be Addressed in Assessment of Compliance) is hereby amended as follows:

(i)	by removing the brackets in the third column (Applicable Servicing Criteria) in the seventeenth row opposite 1122(d)(3)(ii)) in the first column.

(ii)	by removing the brackets in the third column (Applicable Servicing Criteria) in the eighteenth row opposite 1122(d)(3)(iii)) in the first column.

(iii)	by removing the brackets in the third column (Applicable Servicing Criteria) in the nineteenth row opposite 1122(d)(3)(iv)) in the first column.

(iv)	by adding an “X” in the third column (Applicable Servicing Criteria) in the twenty-first row opposite 1122(d)(4)(i)) in the first column.

(v)	by adding an “X” in the third column (Applicable Servicing Criteria) in the twenty-second row opposite 1122(d)(4)(ii)) in the first column.

(vi)         by adding an “X” in the third column (Applicable Servicing Criteria) in the twenty-third row opposite 1122(d)(4)(iii) in the first column.

(vii)	by removing “[X]” in the third column (Applicable Servicing Criteria) in the thirty-fifth row opposite 1122(d)(4)(xv)) in the first column.

36.	Exhibit J (Form of Annual Certification) shall be deleted in its entirety and replaced with the following new Exhibit J:

EXHIBIT J

FORM OF ANNUAL CERTIFICATION

Re: The [ ] agreement dated as of [ l, 200[ ] (the “Agreement”), among [IDENTIFY PARTIES]

I, ____________________________, the _______________________ of [NAME OF COMPANY] (the “Company”), certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Trust Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

1.
I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Trust Administrator] [Trustee] pursuant to the Agreement (collectively, the “Company Servicing Information”);

2.
Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

3.
Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Trust Administrator] [Trustee];

4.
I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

5.
The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:

By:
Name:
Title:

EXHIBIT TWO

List of Mortgage Loans

EXHIBIT THREE

Servicing Agreement

EXHIBIT FOUR-A

Standard File Layout - Scheduled/Scheduled

Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
BORROWER_NAME	The borrower name as received in the file. It is not separated by first and last name.		Maximum length of 30 (Last, First)	30
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
			Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11

EXHIBIT FOUR-B

Standard File Layout - Delinquency Reporting

Standard File Layout - Delinquency Reporting Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

EXHIBIT FOUR-C

Standard File Codes - Delinquency Reporting

Exhibit : Calculation of Realized Loss/Gain Form 332- Instruction Sheet
NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.
(i)

(ii)   The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.            The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.            The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.            Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.       Complete as applicable. Required documentation:

* For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

* For escrow advances - complete payment history

(to calculate advances from last positive escrow balance forward)

* Other expenses -  copies of corporate advance history showing all payments

* REO repairs > $1500 require explanation

* REO repairs >$3000 require evidence of at least 2 bids.

* Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

* Unusual or extraordinary items may require further documentation.

13.            The total of lines 1 through 12.

(iii)     Credits:

14-21.     Complete as applicable. Required documentation:

* Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

Letter of Proceeds Breakdown.

* Copy of EOB for any MI or gov't guarantee

* All other credits need to be clearly defined on the 332 form

22.	The total of lines 14 through 21.

Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.           The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit 3A: Calculation of Realized Loss/Gain Form 332

Prepared by: __________________	Date: _______________
Phone: ______________________	Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________
Property Address: ________________________________________________________

Liquidation Type:	REO Sale	3rd Party Sale	Short Sale	Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown			Yes	No
If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:
(1)	Actual Unpaid Principal Balance of Mortgage Loan	$ ______________	(1)
(2)	Interest accrued at Net Rate	________________	(2)
(3)	Accrued Servicing Fees	________________	(3)
(4)	Attorney's Fees	________________	(4)
(5)	Taxes (see page 2)	________________	(5)
(6)	Property Maintenance	________________	(6)
(7)	MI/Hazard Insurance Premiums (see page 2)	________________	(7)
(8)	Utility Expenses	________________	(8)
(9)	Appraisal/BPO	________________	(9)
(10)	Property Inspections	________________	(10)
(11)	FC Costs/Other Legal Expenses	________________	(11)
(12)	Other (itemize)	________________	(12)
	Cash for Keys
	HOA/Condo Fees_______________________	________________	(12)
	______________________________________	________________	(12)

	Total Expenses	$ _______________	(13)
Credits:
(14)	Escrow Balance	$ _______________	(14)
(15)	HIP Refund	________________	(15)
(16)	Rental Receipts	________________	(16)
(17)	Hazard Loss Proceeds	________________	(17)
(18)	Primary Mortgage Insurance / Gov’t Insurance	________________	(18a)
HUD Part A		________________	(18b)
HUD Part B
(19)	Pool Insurance Proceeds	________________	(19)
(20)	Proceeds from Sale of Acquired Property	________________	(20)
(21)	Other (itemize)	________________	(21)
	_________________________________________	________________	(21)
	Total Credits	$________________	(22)
Total Realized Loss (or Amount of Gain)		$________________	(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest